SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2004

Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut 06901
(Address of Principal Executive Offices)

(203) 324-7500
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02	Results of Operations and Financial Condition

The Company issued a press release dated October 25, 2004 announcing its quarterly earnings.

Exhibit Number	Description
99.1	Press Release dated October 25, 2004 announcing the Company's quarterly earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Registrant

October 26, 2004

By: /s/ Robert F. O'Connell
----------------------------------------
Robert F. O'Connell
Senior Executive Vice President
and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description

99.1:	Press Release dated October 25, 2004